UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015

Inventergy Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. Hamilton Avenue #180 Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 389-3510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

In connection with Inventergy Global, Inc.’s (the “Company”) upcoming annual meeting, which has been scheduled for September 9, 2015, Joseph Beyers, the Chairman and Chief Executive Officer of the Company, prepared a letter to shareholders, a copy of which is attached hereto as Exhibit 99.1. The letter to shareholders is not filed with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing, but is furnished to comply with Item 2.02 of Form 8-K.

Item 7.01	Regulation FD Disclosure.

Reference is made to Item 2.02 above for information about the Company’s letter to shareholders, which is incorporated by reference herein. The letter to shareholders is not filed with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing, but is furnished to comply with Item 7.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Letter to Shareholders, dated July 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2015

INVENTERGY GLOBAL, INC.

By:	/s/ Wayne Sobon
Name: Wayne Sobon
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

99.1	Letter to Shareholders, dated July 27, 2015